IMVISION THERAPEUTICS INC.
Feodor-Lynen Strasse 5, Hanover, Germany
Tel: 011 49 511 53 88 96-76
Fax: 011 49 511 53 88 96-66

EXHIBIT 10.20

November 7, 2006

TO THE UNDERSIGNED SHAREHOLDER OF
IMVISION THERAPEUTICS INC.

Dear Sirs:

Restricted Stock Purchase Agreement dated ________________________, 2006 between ImVisioN Therapeutics Inc. (the “Company”) and the undersigned shareholder of the Company (the “Restricted Stock Purchase Agreement”)

We write further to the Restricted Stock Purchase Agreement and the registration statement on Form SB-2 (the “Initial Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) pursuant to the United States Securities Act of 1933 (the “1933 Act”) which included the registration of the resale by the Shareholder of ________ shares of the Company’s common stock (the “Registration Shares”) pursuant to the 1933 Act.

We confirm our agreement as follows:

  The Initial Registration Statement will be amended to remove the Registration Shares from the Initial Registration Statement; and

  Upon release of the Registration Shares from escrow in accordance with the terms and conditions of the Restricted Stock Purchase Agreement, the Company will file a further registration statement with the SEC in order to register the resale by the Shareholder of the Registration Shares under the 1933 Act (the “New Registration Statement”) upon receipt of a written demand for registration from the Shareholder (a “Registration Demand”). Upon receipt of a Registration Demand, the Company will use its reasonable best efforts to prepare and file the New Registration Statement with the SEC as soon as possible and in no event later than 30 days of receipt of the Registration Demand. Upon filing of the Registration Statement, the Company will use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as early as possible. The Company will maintain the New Registration Statement in effect until such time as the Shareholder can sell all Registration Shares without registration in reliance of Rule 144 of the 1933 Act.

Please execute and return a copy of this letter to confirm your agreement.

Yours sincerely,

ImVisioN Therapeutics Inc.

Per:

________________________________
Dr. Martin Steiner, President and CEO

Agreed and accepted by the undersigned shareholder effective the ____ day of November, 2006.

Signature of Shareholder

Name of Shareholder: